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                                                                    EXHIBIT 10.2

                                  MASTER NOTE



         1. FOR VALUE RECEIVED, the undersigned, MOREDIRECT.COM, INC., a Florida corporation (the "COMPANY"), promises to pay to the order of SUNTRUST BANK ("BANK"), at the principal office of Bank in Atlanta, Georgia, or at such other place as Bank hereafter may direct in writing, in legal tender of the United States of America, the principal sum of Fifteen Million Dollars ($15,000,000), or so much thereof as may be disbursed and remain outstanding from time to time hereafter under the certain "Line of Credit" opened by Bank in favor of the Company pursuant to the terms of that certain Loan and Security Agreement, dated as of even date herewith, between Bank and the Company (hereinafter, as it may be amended or supplemented from time to time, called the "LOAN AGREEMENT"; all capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, on the Termination Date, with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 360 day year) on each Advance made hereunder from date of advance until paid in full at a rate per annum equal to the Applicable Rate. Unless and except to the extent otherwise expressly provided in the Loan Agreement, accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable monthly, commencing on the first day of the calendar month succeeding the date hereof and continuing on the same day of each succeeding calendar month thereafter and on the Termination Date.

         2. The Company agrees, in the event that this Master Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees.

         3. This Note evidences borrowing under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of the Loan Agreement and is the "Master Note" defined in Section 1.1 thereof.

         4. Nothing herein shall limit any right granted to Bank by any other instrument or by law or equity.

         5. The Company hereby waives presentment, demand, protest, notice of presentment, demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Loan Agreement.

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         IN WITNESS WHEREOF, the Company has caused this Note to be signed and sealed as of March 27, 2000.



                                    "THE COMPANY"


                                    MOREDIRECT.COM, INC. (SEAL)


                                    By:  /s/ SCOTT MODIST
                                       -------------------------------
                                       Name: Scott Modist
                                       Title: Vice President and Chief
                                              Financial Officer